Verizon Communications Inc.
Exhibit 99.1

Selected Historical Financial and Operating Information

Consumer - Selected Financial Results
(dollars in millions)

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	12 Mos. Ended
Unaudited	3/31/24	6/30/24	9/30/24	12/31/24	12/31/24

Operating Revenues
Service	$19,624	$19,851	$19,919	$20,064	$79,458
Wireless equipment	4,490	4,143	4,478	6,487	19,598
Other	943	933	963	1,009	3,848
Total Operating Revenues	$25,057	$24,927	$25,360	$27,560	$102,904
Footnotes:
Certain intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Consumer - Selected Operating Statistics

Unaudited	3/31/24	6/30/24	9/30/24	12/31/24

Connections (‘000):
Wireless retail postpaid phone	74,523	74,407	74,412	74,772

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	12 Mos. Ended
Unaudited	3/31/24	6/30/24	9/30/24	12/31/24	12/31/24

Gross Additions (‘000):
Wireless retail postpaid phone	1,674	1,647	1,860	2,324	7,505

Net Additions (‘000):
Wireless retail postpaid phone	(194)	(109)	18	367	82

Churn Rate:
Wireless retail postpaid phone	0.83%	0.79%	0.83%	0.88%	0.83%

Revenue Statistics (in millions):
Wireless service revenue	$16,760	$16,985	$17,036	$17,170	$67,951

Wireless Account Statistics:
Wireless retail postpaid ARPA(1)	$141.31	$144.15	$144.94	$145.61	$144.00
Footnotes:
(1) Wireless retail postpaid ARPA - average service revenue per account from retail postpaid accounts.
Where applicable, the operating results reflect certain adjustments, including those related to the reclassification of connections associated with Verizon’s second number offering, migration activity among different types of devices and plans, customer profile changes, and adjustments in connection with mergers, acquisitions and divestitures. Where applicable, historical results have been recast to conform to the current period presentation.
Certain intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Business - Selected Operating Statistics

Unaudited	3/31/24	6/30/24	9/30/24	12/31/24

Connections (‘000):
Wireless retail postpaid phone	18,295	18,445	18,603	18,745

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	12 Mos. Ended
Unaudited	3/31/24	6/30/24	9/30/24	12/31/24	12/31/24

Gross Additions (‘000):
Wireless retail postpaid phone	694	737	770	740	2,941

Net Additions (‘000):
Wireless retail postpaid phone	80	135	149	137	501

Churn Rate:
Wireless retail postpaid phone	1.13%	1.09%	1.12%	1.08%	1.10%

Revenue Statistics (in millions):
Wireless service revenue	$3,467	$3,521	$3,562	$3,572	$14,122
Footnotes:
Where applicable, the operating results reflect certain adjustments, including those related to the reclassification of connections associated with Verizon’s second number offering, migration activity among different types of devices and plans, customer profile changes, and adjustments in connection with mergers, acquisitions and divestitures. Where applicable, historical results have been recast to conform to the current period presentation.
Certain intersegment transactions with corporate entities have not been eliminated.

Verizon Communications Inc.

Supplemental Information - Total Wireless Operating and Financial Statistics

The following supplemental schedule contains certain financial and operating metrics which reflect an aggregation of our Consumer and Business segments’ wireless results.

Unaudited	3/31/24	6/30/24	9/30/24	12/31/24

Connections (‘000):
Retail postpaid phone	92,818	92,852	93,015	93,517

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	12 Mos. Ended
Unaudited	3/31/24	6/30/24	9/30/24	12/31/24	12/31/24

Net Additions (‘000):
Retail postpaid phone	(114)	26	167	504	583

Account Statistics:
Retail postpaid ARPA(1)	$164.27	$167.38	$168.44	$168.96	$167.26

Churn Rate:
Retail postpaid phone	0.89%	0.85%	0.88%	0.92%	0.88%

Revenue Statistics (in millions)(2):
Wireless service	$20,227	$20,506	$20,598	$20,742	$82,073
Wireless equipment	5,361	4,998	5,343	7,515	23,217
Wireless other	871	867	907	953	3,598
Total Wireless	$26,459	$26,371	$26,848	$29,210	$108,888
Footnotes:
(1) Wireless retail postpaid ARPA - average service revenue per account from retail postpaid accounts.
(2) Intersegment transactions between Consumer or Business segment with corporate entities have not been eliminated.
Where applicable, the operating results reflect certain adjustments, including those related to the reclassification of connections associated with Verizon’s second number offering, migration activity among different types of devices and plans, customer profile changes, and adjustments in connection with mergers, acquisitions and divestitures. Where applicable, historical results have been recast to conform to the current period presentation.